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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

       Date of Report (Date of earliest event reported): FEBRUARY 24, 2004

                          DYNAMICS RESEARCH CORPORATION
             (Exact name of registrant as specified in its charter)


       MASSACHUSETTS                000-02479                    042-2211809
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


                                60 FRONTAGE ROAD
                                ANDOVER, MA 01810
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (978) 475-9090

                                       N/A
          (former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits
               --------

               NUMBER         DESCRIPTION

                99.1          Press release dated February 24, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The information in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

          On February 24, 2004, Dynamics Research Corporation issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as
          Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DYNAMICS RESEARCH CORPORATION
                                  (Registrant)


Date: February 24, 2004           By:            /s/ David Keleher
                                      ------------------------------------------
                                                     David Keleher
                                      Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER        EXHIBIT NAME                                  LOCATION

99.1          Press release dated February 24, 2004.        Furnished herewith*


* Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.